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                                                                    Exhibit 23.2




                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-22837 of Safeway Inc. of our report dated February 18, 1997, incorporated by reference in the Annual Report on Form 10-K of Safeway Inc. for the year ended December 28, 1996.



DELOITTE & TOUCHE LLP

San Francisco, California
April 8, 1997